                                                                 Exhibit 10.65
_______________________________________________________________________________
_______________________________________________________________________________

                              AMERICAN SKIING COMPANY

                    -------------------------------------------

                           SECURITIES EXCHANGE AGREEMENT

                    -------------------------------------------

                          Dated as of December 29, 1997

                         Re:  Common Stock, Par Value $.01

_______________________________________________________________________________
_______________________________________________________________________________



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                                 TABLE OF CONTENTS


SECTION 1.  DEFINITIONS...................................................  1

   1.2 Rules of Construction..............................................  3

SECTION 2.  PURCHASE AND SALE OF THE SECURITIES...........................  3

   2.1  Purchase and Sale of Shares.......................................  3
   2.2  Exchange..........................................................  3
   2.3  Closing...........................................................  3
   2.4  Transfer Restrictions.............................................  3

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER...............  4

   3.1  Authority Relative to this Agreement..............................  4
   3.2  Exchange of Shares................................................  4
   3.3  Investment Intent.................................................  4

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.................  4

   4.1  Corporate Organization and Authority of the Company
         and its Subsidiaries.............................................  4
   4.2  Authorized Capital Stock..........................................  5
   4.3  Sale is Legal and Authorized......................................  5
   4.4  Governmental Consent..............................................  5
   4.5  Common Stock Legends..............................................  6
   4.6  Business Operations and Other Information:  Financial Condition...  6
   4.7  Broker's or Finder's Commission...................................  6

SECTION 5.  CLOSING CONDITIONS............................................  7

   5.1  Purchaser's Obligations...........................................  7
   5.2  Company's Obligations.............................................  7

SECTION 6.  MISCELLANEOUS.................................................  8

   6.1  Notice: Payments..................................................  8
   6.2  Governing Law.....................................................  9
   6.3  Severability......................................................  9
   6.4  Survival..........................................................  9
   6.5  Successors and Assigns............................................  9
   6.6  Amendment.........................................................  9
   6.7   Counterparts.....................................................  9
   6.8  Specific Performance..............................................  9
   6.9   Headings and Table of Contents................................... 10


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                              American Skiing Company
                                    P.O. Box 450
                                Bethel, Maine 04217

                           SECURITIES EXCHANGE AGREEMENT

                            Common Stock $0.01 Par Value

                           Dated as of December 29, 1997


To the Purchaser which is a signatory to this Agreement

Ladies and Gentlemen:

     The undersigned, American Skiing Company, a Maine corporation (the "Company"), hereby agrees with you as follows:

SECTION 1.  DEFINITIONS

     For all purposes of this Agreement the following terms shall have the meaning set forth herein or elsewhere in the provisions hereof:

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided, however, that beneficial ownership of 25% or more of the voting securities of a Person shall be deemed to be control.

     "Agreement" means this Securities Exchange Agreement, as amended from time to time.

     "Common Stock" means the common stock of American Skiing company, $0.01 par value.

     "ASC" or "Company" means American Skiing Company, a Maine corporation.

     "Board of Directors" means the Board of Directors of the Company or any authorized committee of the Board of Directors.

     "Board Resolution" means a resolution of the Board of Directors of the company set forth in an Officers' Certificate delivered to the Purchaser.

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     "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banks are authorized to be closed in the States of Maine and New York.

     "Closing" shall have the meaning given to such term in Section 2.6 hereof.

     "Closing Date" shall have the meaning given to such term in Section 2.6 hereof.

     "Common Stock" shall mean the common stock of the Company, $0.01 par value.

     "Exchange Act" means the Securities Exchange act of 1934, as amended.

     "Exchanged Shares" means all of the issued outstanding shares of Common Stock of ASC East, Inc., a Maine corporation owned by the Purchaser signatory to this Agreement, as described in Exhibit A attached hereto.

     "Initial Public Offering" means the initial public offering of 14,750,000 shares of the Company's Common Stock completed November 6, 1997 and settled November 12, 1997 as more particularly described in the Prospectus.

     "IPO Common Stock" means Common Stock issued pursuant to the Initial Public Offering.

     "Officer" means, with respect to the Company, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Administrative Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary, any Assistant Secretary or any Vice President of such Person.

     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or agency or political subdivision thereof (including any subdivisions or ongoing business of any such entity or substantially all of the assets of any such entity, subdivision or business).

     "Prospectus" means the Prospectus dated November 6, 1997 relating to the Company's offering of 14, 750,000 shares of its Common Stock.

     "Purchaser" shall mean and individually or collectively, as the case may be, refer to any purchaser or purchasers signatory hereto.

     "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date hereof, by and among the Company and the Purchaser as such agreement may be amended, modified or supplemented from time to time.

     "SEC" means the Securities and Exchange Commission.

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     "Securities" means and alternatively refers to the Common Stock to be issued to the Purchaser as described in Section 2.1 hereof.

     "Securities Act" means the Securities Act of 1933, as amended.

     1.2  Rules of Construction.  Unless the context otherwise requires:

          (1)  a term has the meaning assigned to;

          (2) an accounting term not otherwise defined shall be construed in accordance with general accepted accounting principles, consistently applied

          (3) words in the singular include the plural, and the plural include the singular;

          (4)  provisions apply to successive events and transactions; and

          (5) references to sections of or rules under the Securities Act shall be deemed to include substitute, replacement or successor sections or rules adopted by the SEC from time to time.

SECTION 2.  PURCHASE AND SALE OF THE SECURITIES

     2.1 Exchange of Shares. The Company hereby agrees to issue, sell and deliver 615,022 shares of its Common Stock, $0.01 par value ("Securities") to the Purchaser and the Purchaser agrees to purchase such Shares by transferring to the Company all the issued and outstanding common stock of ASC East, Inc., a Maine corporation owned by the Purchaser as more particularly depicted in Exhibit A ("Exchanged Securities"). The terms limitations and relative rights of the Common Stock are set forth in the Prospectus related to the initial public offering of the Company's Common Stock dated November 6, 1997, attached hereto as Exhibit A.

     2.2 Closing. The Closing of the purchase and sale of the Securities will take place at the Company's offices in Bethel, Maine 30 days following the execution and deliver of this Agreement. At Closing, the Company will deliver certificates representing the applicable Securities purchased hereunder against delivery by the Purchaser of certificates for the Exchanged Shares duly enclosed for transfer, or accompanied by stock powers duly executed in blank. The Securities will be issued to the Purchaser on the Closing Date and registered in the name of the Purchaser or the Purchaser's nominee, as applicable.

     2.3. Transfer Restrictions. Until such time as the Registration Statement described in the Registration Rights Agreement has been declared effective by the SEC, the Purchaser shall not sell, transfer or assign any Security other than: (i) to an Affiliate of the Purchaser, (ii) to a Qualified Institutional Buyer or Accredited Investor (as such terms are defined in the Securities Act), or (iii) upon receipt for an opinion of counsel acceptable to the Company that the Securities may be sold pursuant to an exemption under the Securities Act.

     SECTION 3.  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

     Each Purchaser hereby represents and warrants for and with respect to itself (and not with respect to any other Purchaser) as follows:

     3.1 Authority Relative to this Agreement. The Purchaser has the requisite power to enter into this Agreement and to carry out its obligations hereunder. The execution an delivery of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary actions on the part of the Purchaser. This Agreement and the Registration Rights Agreement, upon its execution, each constitute a valid and binding obligation of the Purchaser, enforceable in accordance with its terms except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought. No other proceedings on the part of the Purchaser are necessary to authorize this Agreement or the Registration Rights Agreement and the transactions contemplated hereby and thereby.

     3.2 Exchange of Shares. The Purchaser owns the Exchanged Shares beneficially and of record free and clear of all liens, encumbrances and restrictions of any nature whatsoever, and at Closing will transfer the Exchanged Shares to the Company in the manner described in Section 2.3 hereof, free and clear of all liens, encumbrances and restrictions.

     3.3 Investment Intent. The Purchaser is acquiring the Securities for investment for its own (or an Affiliate's) account, not as a nominee or agent and not with a view to the distribution of any part thereof in violation of law. The Purchaser has no intent of selling, granting any participation in, or otherwise distributing the Securities, other than to its Affiliates prior to the effective date of the Registration.

     SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company represents and warrants that:

     4.1 Corporate Organization and Authority of the Company and Subsidiaries. The Company (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Maine; (b) has all requisite power and authority and all necessary licenses and permits to own and operate its Properties and to carry on its business as now conducted and as presently proposed to be conducted, except as would not have a material adverse effect on the Company; and (c) is duly licensed or qualified and is authorized to do business, in and is in good standing as a foreign corporation in, each jurisdiction where the character of its Properties or the nature of its activities makes such licensing or qualification necessary.

     4.2 Authorized Capital Stock. As of the date hereof the authorized outstanding Capital Stock of the Company is fully and accurately described in the Prospectus, and all of the issued shares of Capital Stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

     4.3  Sale is Legal and Authorized.

          (a) The offer, issuance, sale and delivery of the Securities and compliance by the Company with all of the provisions of this Agreement and the Registration Rights Agreement (i) are within the corporate powers of the Company; (ii) are legal and will not violate, conflict with, result in any breach of, or any of the provisions of, constitute a default under (upon notice or lapse of time or both), or result in the creation of any Lien upon any Property of the Company or any of its Affiliates under the provisions of its articles of incorporation, by-laws, or any order of any court or governmental authority or any provision of any indenture, mortgage, contract, instrument or other agreement to which the Company or any of its Affiliates is a party or by which it may be bound; and (iii) have been duly authorized by all necessary corporate action on the part of the Company.

          (b) This Agreement has been duly and validly executed and delivered by the Company. This Agreement constitutes the legal, valid and binding obligation, contract and agreement of the Company, enforceable in accordance with its terms, except as enforcement of such terms may be limited by any applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (c) The Common Stock will conform to the terms contained in the Company's Articles of Incorporation. The Common Stock and the issuance of the Common Stock in the exchange transaction described herein have been duly authorized by the Company.

     4.4 Governmental Consent. Neither the nature of the Company nor of any Affiliate, nor of any of their respect businesses or properties, nor any relationship between the Company or any Affiliate and any other Person, nor any circumstance in connection with the execution and delivery of this Agreement or the offer, issue, sale or delivery of the Securities is such as to require a consent, approval or authorization of, or filing, registration (other than registration of the Common Stock under the Securities Act as described in the Registration Rights Agreement), or qualification with, any governmental authority on the part of the Company as a condition to the execution an delivery of this Agreement or the offer, issue, sale or delivery of the Securities.

     4.5 Common Stock Legends. (a) The Common Stock, as and when issued by the Company, will be validly issued and outstanding, fully paid and non-assessable and will not be subject to any pre-emptive or similar right, and the holder of each Security will receive good and valid title to the Common Stock free an clear of any lien or encumbrance, except such as may have been created by the Purchaser and such restrictions on transfer as may be imposed under this Agreement, United States federal or state securities or blue sky laws.

          (b) Each of the Company's certificates representing the Securities, (prior to registration, pursuant to the Registration Rights Agreement, and any certificates issued in exchange therefore or substitution thereof) shall bear a legend in substantially the following form:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 UNDER SUCH ACT, OR (iii) UPON RECEIPT OF AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT THE SECURITIES MAY BE SOLD PURSUANT TO ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO THE DIPSIOTION OF SECURITIES.

     4.6  Business Operations and Other Information:  Financial Condition.
(a) Since the date of the Initial Public Offering the Company and its Affiliates have filed all reports required to be filed with the SEC, pursuant to the Exchange Act, (collectively the "SEC Reports"). The SEC Reports were prepared in accordance with the requirements of the Securities Act and the Exchange Act, as the case may be; none of such SEC Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statement therein, in light of the circumstances under which they were made, not misleading. The Financial Statements (as defined below) included in the SEC Reports present fairly the financial position of ASC and its Affiliates identified herein as of the respective dates thereof, and the results of their operations, changes in stockholders equity and their cash flows for the respective periods set forth therein, all in conformity with GAAP consistently applied during the periods involved.

     4.7 Broker's or Finder's Commission. No broker's or finder's fee or commission will be payable by the Company with respect to the issuance and sale of the Securities. The Company agrees to indemnify the Purchaser and hold it harmless against any loss, cost, claim or liability (including without limitation, reasonable attorneys' fee sand disbursements for the investigation and defense of claims) asserted against Purchaser arising out of or relating to any such actual or alleged for commission.

     SECTION 5.     CLOSING CONDITIONS.

     5.1 Each Purchaser's obligation to purchase the Securities and consummate the exchange of the Exchanged Securities on the Closing Date pursuant to Section 2 of this Agreement shall be subject to the following conditions precedent.

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


          (a) Representations and Warranties True. The representations and warranties of the Company contained in Section 4 shall be true in all material respects on the Closing Date with the same effect as though made on and as of that date.

          (b) Compliance with this Agreement. The Company shall have performed and complied with all agreements and conditions contained herein which are required to be performed or complied with by the Company on or before the Closing date.

          (c) Officers' Certificate. The Company shall have delivered to the Purchaser an Officer's Certificate dated the Closing Date certifying that the conditions specified in this Section 5.1 have been fulfilled.

          (d) Corporate Existence and Authority. The Purchaser shall have received, in form and substance reasonably satisfactory to the Purchaser, such documents and evidence with respect to the Company as the Purchaser may reasonably request in order to establish the existence and good standing of the Company and the authorization of the transactions contemplated by this Agreement.

          (e) Proceedings Satisfactory. All proceedings taken in connection with the sale of the Securities to be sold by the Company to the Purchaser and all documents and papers relating thereto shall be reasonably satisfactory to the Purchaser and the Purchaser shall have received copies of such documents and papers as the purchaser may reasonably request in connection therewith all in form and substance reasonably satisfactory to the Purchaser.

     5.2 The Company's obligation to issue the Securities and consummate the exchange of the Exchanged Securities on the Closing Date pursuant to Section 2 of this Agreement shall be subject to the following conditions precedent.

          (a) Representations and Warranties True. The representations and warranties of the Purchaser contained in Section 3 shall be true in all material respects on the Closing Date with the same effect as though made on and as of that date.

          (b) Compliance with this Agreement. The Purchaser shall have performed and complied with all agreements and conditions contained herein which are required to be performed or complied with by the Purchaser on or before the Closing date.

          (c) Officers' Certificate. The Purchaser shall have delivered to the Company an Officer's Certificate dated the Closing Date certifying that the conditions specified in this Sections 5.2 have been fulfilled.

          (d) Corporate Existence and Authority. The Company shall have received, in form and substance reasonably satisfactory to the Company, such documents and evidence with respect to the Purchaser as the Company may reasonably request in order to evidence the authorization of the transactions contemplated by this Agreement.



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          (e)  Proceedings Satisfactory.  All proceedings taken in connection with the sale of the Securities to be issued by the Company to the Purchaser and all documents and papers relating thereto shall be reasonably satisfactory to the Company and the Company shall have received copies of such documents and papers as the Company may reasonably request in connection therewith all in form and substance reasonably satisfactory to the Company.

     SECTION 6.  MISCELLANEOUS.

     6.1 Notices: Payments. (a) All notices and other communications under this Agreement or in respect of the Securities shall be given or made in writing and telecopies or mailed by registered airmail, return receipt requested, postage prepaid, air courier, or delivered personally to the intended recipient,

     (1)  If to the Purchaser, to:

          Mr. Tom Shandell
          Bear, Stearns & Co., Inc.
          245 Park Avenue, 4th Floor
          New York, New York 10167

          Ms. Janegail Orringer
          Sunamerica Investments, Inc.
          733 third Avenue, 3rd Floor
          New York, New York 10017

          Mr. Tom Hense
          Fidelity Management & Research
          1 Federal Street, 20th Floor
          Boston, MA 02110

     (2)  If to the Company, to

          American Skiing Company
          Sunday River Access Road
          P.O. Box 450
          Bethel, Maine 04217
          Attn:  Christopher E. Howard
          Tel:  (207) 824-8100
          Fax:  (207) 824-5158

          (b) All such notices and other communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, ten days after being duly deposited in the mails, in each case given or addressed as aforesaid.

          6.2 Governing Law. This Agreement and all other documents contemplated hereby shall be deemed to be contracts made under, and shall be construed in accordance with the governed by the laws of the State of Maine (without reference to the conflicts of laws principles thereof) and the laws of the United States of America.

          6.3 Severability. If any provision of this Agreement is held to be invalid or unenforceable by any judgment of a tribunal of competent jurisdiction, the remainder of this Agreement shall not be affected by such judgment, and the Agreement shall be carried out as nearly as possible according to its original terms and intent.

     6.4 Survival. All representations, warranties and covenants made by the Company herein or in any certificate or other instrument delivered or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the Purchaser and shall survive the delivery of the Securities regardless of any investigation made by the Purchaser or on the Purchaser's behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by the Company hereunder.

          6.5 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and holders of the Securities. The provisions of this Agreement are for the benefit of, and shall be binding upon, each successive holder, from time to time, of any of the Securities issued under this Agreement, and shall be enforceable by and against any such holder, whether or not any express assignment to such holder of rights, or delegation and assumption or acceptance by a subsequent holder of rights, or delegation and assumption or acceptance by a subsequent holder of the Securities or obligations and limitations, under this Agreement has been made by you or your successor or assign of any holder of Securities.

          6.6 Amendment Prior to the Closing, this Agreement may be amended and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company and the Purchaser.

          6.7 Counterparts. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Agreement.

          6.8 Specific Performance. The parties hereto recognize and agree that if for any reason any of the material provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, each party agrees that, in addition to any other available remedies, the other party shall be entitled to an injunction restraining any violation or threatened violation of the provisions of this Agreement. In the event that any action should be


                                       9
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     brought in equity to enforce the provision of the Agreement, no party will allege, and each party hereby waives the defense, that there is an adequate remedy at law.

          6.9 Headings and Table of Contents. The headings of the sections of this Agreement and Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

          The execution by the parties below shall constitute a contract between such parties for the uses and purposes herein above set forth.

          Dated by the parties below shall constitute a contract between such parties for the uses and purposes herien above set forth.

          Dated as of the day and year first above written.

     AMERICAN SKIING COMPANY                 BEAR, STEARNS  CO., INC.


     By: /s/ Christopher E. Howard               By: /s/ Paul S. Gray
        --------------------------               -------------------------
        Its Senior Vice President               Its Senior Managing Director

                                             SUNAMERICA INVESTMENTS, INC.


                                             By: /s/ Janegail Orringer
                                                 -------------------------
                                                 Its Authorized Agent


                                             FIDELITY MANAGEMENT & RESEARCH


                                             By: /s/ Thomas C. Hense
                                                ----------------------------
                                                 Its Vice President
                                                 Manufacturers Life Hy
                                                 Portfolio Manager


                                       10

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                                     EXHIBIT A


     Holder                                          Outstanding Shares Held
     -----------                                     ------------------------
     Bear, Stearns & Co., Inc.                         5,000 (Bear Stearns)
     Sunamerica Investments, Inc.                     33,632 (Sunamerica)
     Fidelity Management & Research                      500 (Fidelity)










                                       A